Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES BY SEGMENT

($ in millions)

Net Sales	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$3,457	$3,851	$7,308	$3,926	$11,234	$4,388	$15,622	$4,188	$4,475	$8,663					16%	19%
US Pharmaceuticals	1,932	2,235	4,167	2,295	6,462	2,496	8,958	2,451	2,610	5,061					17%	21%
Primary Care	1,090	1,344	2,434	1,363	3,797	1,460	5,257	1,407	1,483	2,890					10%	19%
Oncology/Virology	504	511	1,015	539	1,554	602	2,156	619	633	1,252					24%	23%
Neuroscience	298	327	625	336	961	368	1,329	352	407	759					24%	21%
Immunoscience	40	53	93	57	150	66	216	73	87	160					64%	72%
Europe and Middle East Medicines	916	939	1,855	944	2,799	1,086	3,885	1,077	1,135	2,212					21%	19%
Latin America/Canada	297	311	608	331	939	396	1,335	316	333	649					7%	7%
Asia/Pacific Medicines	289	333	622	319	941	377	1,318	323	365	688					10%	11%
Nutritionals	606	620	1,226	675	1,901	670	2,571	703	728	1,431					17%	17%
Continuing Operations	4,063	4,471	8,534	4,601	13,135	5,058	18,193	4,891	5,203	10,094					16%	18%
Discontinued Operations	413	457	870	449	1,319	465	1,784	308	330	638					-28%	-27%
Total Company	$4,476	$4,928	$9,404	$5,050	$14,454	$5,523	$19,977	$5,199	$5,533	$10,732					12%	14%

% of Total Sales	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	77.2%	78.1%	77.7%	77.7%	77.7%	79.4%	78.2%	80.6%	80.9%	80.7%					280	300
US Pharmaceuticals	43.2%	45.4%	44.3%	45.4%	44.7%	45.2%	44.8%	47.2%	47.2%	47.2%					180	290
Primary Care	24.4%	27.3%	25.9%	26.9%	26.3%	26.4%	26.3%	27.1%	26.8%	26.9%					(50)	100
Oncology/Virology	11.3%	10.4%	10.8%	10.7%	10.8%	10.9%	10.8%	11.9%	11.4%	11.7%					100	90
Neuroscience	6.7%	6.6%	6.6%	6.7%	6.6%	6.7%	6.7%	6.8%	7.4%	7.1%					80	50
Immunoscience	0.8%	1.1%	1.0%	1.1%	1.0%	1.2%	1.0%	1.4%	1.6%	1.5%					50	50
Europe and Middle East Medicines	20.5%	19.1%	19.7%	18.7%	19.4%	19.7%	19.4%	20.7%	20.5%	20.6%					140	90
Latin America/Canada	6.6%	6.3%	6.5%	6.6%	6.5%	7.2%	6.7%	6.1%	6.0%	6.0%					(30)	(50)
Asia/Pacific Medicines	6.5%	6.8%	6.6%	6.3%	6.5%	6.8%	6.6%	6.2%	6.6%	6.4%					(20)	(20)
Nutritionals	13.5%	12.6%	13.0%	13.4%	13.2%	12.2%	12.9%	13.5%	13.1%	13.3%					50	30
Continuing Operations	90.7%	90.7%	90.7%	91.1%	90.9%	91.6%	91.1%	94.1%	94.0%	94.0%					330	330
Discontinued Operations	9.3%	9.3%	9.3%	8.9%	9.1%	8.4%	8.9%	5.9%	6.0%	6.0%					(330)	(330)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2008

($ in millions)

QUARTER-TO-DATE

	Pharmaceuticals	Nutritionals	Continuing Operations
Price Increases/(Decreases)	3%	10%	4%
Foreign Exchange	5%	5%	5%
Volume	8%	2%	7%

Total Change	16%	17%	16%

Total 2008 Period to Date Sales	$4,475	$728	$5,203
Total 2007 Period to Date Sales	$3,851	$620	$4,471

YEAR-TO-DATE
	Pharmaceuticals	Nutritionals	Continuing Operations
Price Increases	3%	9%	4%
Foreign Exchange	5%	5%	5%
Volume	11%	3%	9%

Total Change	19%	17%	18%

Total 2008 Period to Date Sales	$8,663	$1,431	$10,094
Total 2007 Period to Date Sales	$7,308	$1,226	$8,534

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2007								2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,063	$4,471	$8,534	$4,601	$13,135	$5,058		$18,193	$4,891	$5,203	$10,094					16%	18%

Cost of products sold	1,266	1,408	2,674	1,478	4,152	1,717		5,869	1,570	1,670	3,240					19%	21%
Marketing, selling and administrative	1,052	1,103	2,155	1,105	3,260	1,256		4,516	1,134	1,165	2,299					6%	7%
Advertising and product promotion	258	354	612	338	950	465		1,415	319	420	739					19%	21%
Research and development	781	755	1,536	802	2,338	889		3,227	782	826	1,608					9%	5%
Acquired in-process research and development	—	—	—	—	—	230		230	—	32	32					—	—
Provision for restructuring, net	37	7	44	—	44	139		183	11	30	41					*	-7%
Litigation expense, net	—	14	14	—	14	—		14	—	2	2					-86%	-86%
Gain on sale of product assets	—	(26)	(26)	(247)	(273)	—		(273)	—	—	—					100%	100%
Equity in net income of affiliates	(126)	(128)	(254)	(139)	(393)	(131)		(524)	(164)	(150)	(314)					-17%	-24%
Other expense/(income), net	22	(1)	21	8	29	322		351	32	(13)	19					*	-10%

Total expenses	3,290	3,486	6,776	3,345	10,121	4,887		15,008	3,684	3,982	7,666					14%	13%

Earnings Before Minority Interest and Income Taxes	$773	$985	$1,758	$1,256	$3,014	$171		$3,185	$1,207	$1,221	$2,428					24%	38%

Provision for income taxes	40	203	243	292	535	146		681	330	258	588					27%	142%
Minority interest, net of taxes	141	194	335	211	546	217		763	230	241	471					24%	41%

Net Earnings/(Loss) - Continuing Operations	$592	$588	$1,180	$753	$1,933	$(192)		$1,741	$647	$722	$1,369					23%	16%
Discontinued Operations	98	118	216	105	321	103		424	14	42	56					-64%	-74%

Net Earnings/(Loss)	$690	$706	$1,396	$858	$2,254	$(89)		$2,165	$661	$764	$1,425					8%	2%

Net Earnings/(Loss) - Continuing Operations	$592	$588	$1,180	$753	$1,933	$(192)		$1,741	$647	$722	$1,369
Interest expense on conversion of convertible debt bonds, net of tax	9	9	18	10	28	—	(a)	— (b)	8	4	12

Net Earnings/(Loss) used for diluted earnings per common share calculation - Continuing Operations	$601	$597	$1,198	$763	$1,961	$(192	)(a)	$1,741 (b)	$655	$726	$1,381

Diluted Earnings/(Loss) per Common Share** - Continuing Operations	$0.30	$0.30	$0.60	$0.38	$0.98	$(0.10	)(a)	$0.88 (b)	$0.32	$0.36	$0.69					20%	15%
Diluted Earnings per Common Share** - Discontinued Operations	0.05	0.06	0.11	0.05	0.16	0.05		0.21	0.01	0.02	0.03					-67%	-73%

Diluted Earnings/(Loss) per Common Share**	$0.35	$0.36	$0.71	$0.43	$1.14	$(0.05	)(a)	$1.09 (b)	$0.33	$0.38	$0.72					6%	1%

Average Common Shares Outstanding - Diluted	1,997	2,006	2,002	2,012	2,005	1,975	(a)	1,980 (b)	2,008	2,008	2,007					—	—
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.31		$1.15	$0.31	$0.31	$0.62					11%	11%

% of Net Sales
	2007								2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	68.8%	68.5%	68.7%	67.9%	68.4%	66.1%		67.7%	67.9%	67.9%	67.9%					(60)	(80)

Cost of products sold	31.2%	31.5%	31.3%	32.1%	31.6%	33.9%		32.3%	32.1%	32.1%	32.1%					60	80
Marketing, selling and administrative	25.9%	24.7%	25.3%	24.0%	24.8%	24.8%		24.8%	23.2%	22.4%	22.8%					(230)	(250)
Advertising and product promotion	6.3%	7.9%	7.2%	7.3%	7.2%	9.2%		7.8%	6.5%	8.1%	7.3%					20	10
Research and development	19.2%	16.9%	18.0%	17.4%	17.8%	17.6%		17.7%	16.0%	15.9%	15.9%					(100)	(210)
Acquired in-process research and development	—	—	—	—	—	4.5%		1.3%	0.0%	0.6%	0.3%					60	30
Total expenses	81.0%	78.0%	79.4%	72.7%	77.1%	96.6%		82.5%	75.3%	76.5%	75.9%					(150)	(350)

Earnings Before Minority Interest and Income Taxes	19.0%	22.0%	20.6%	27.3%	22.9%	3.4%		17.5%	24.7%	23.5%	24.1%					150	350

Net Earnings/(Loss) - Continuing Operations	14.6%	13.2%	13.8%	16.4%	14.7%	-3.8%		9.6%	13.2%	13.9%	13.6%					70	(20)

Other Ratios
Effective Tax Rate	5.2%	20.6%	13.8%	23.2%	17.8%	85.4%		21.4%	27.3%	21.1%	24.2%					50	1,040

Other (Income)/Expense, net
	2007								2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$109	$107	$216	$109	$325	$96		$421	$73	$80	$153					-25%	-29%
Interest income	(53)	(62)	(115)	(69)	(184)	(57)		(241)	(43)	(31)	(74)					50%	36%
Foreign exchange transaction (gains)/losses	8	(5)	3	21	24	(9)		15	19	(2)	17					60%	*
Other, net	(42)	(41)	(83)	(53)	(136)	292		156	(17)	(60)	(77)					-46%	7%

	$22	$(1)	$21	$8	$29	$322		$351	$32	$(13)	$19					*	-10%

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
(a)	as a result of the Q4 2007 net loss, Diluted Average Common Shares Outstanding and Loss per Common Share are equal to Basic Average Common Shares Outstanding and Loss per Common Share.
(b)	assumed interest amount and the assumed conversion of convertible debt are not used for Diluted Earnings per Common Share calculation as the impact of convertible debt is anti-dilutive.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS

($ in millions)

Gross Profit	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886	$3,108	$5,994					16%	18%
Pharmaceuticals Excluding Specified Items	2,434	2,691	5,125	2,732	7,857	3,089	10,946	2,982	3,166	6,148					18%	20%
Nutritionals **	391	392	783	427	1,210	415	1,625	452	460	912					17%	16%

Gross Margin %	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	69.9%	69.5%	69.7%	69.2%	69.5%	67.4%	68.9%	68.9%	69.5%	69.2%					—	(50)
Pharmaceuticals Excluding Specified Items	70.4%	69.9%	70.1%	69.6%	69.9%	70.4%	70.1%	71.2%	70.7%	71.0%					80	90
Nutritionals **	64.5%	63.2%	63.9%	63.3%	63.7%	61.9%	63.2%	64.3%	63.2%	63.7%					—	(20)

Earnings Before Minority Interest and Income Taxes	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,229	$1,220	$2,449					21%	34%
Pharmaceuticals Excluding Specified Items	921	1,035	1,956	1,054	3,010	1,040	4,050	1,347	1,342	2,689					30%	37%
Nutritionals **	173	167	340	196	536	172	708	231	214	445					28%	31%

Net Margin %	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	23.9%	26.1%	25.0%	24.9%	25.0%	15.1%	22.2%	29.3%	27.3%	28.3%					120	330
Pharmaceuticals Excluding Specified Items	26.6%	26.9%	26.8%	26.8%	26.8%	23.7%	25.9%	32.2%	30.0%	31.0%					310	420
Nutritionals **	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	32.9%	29.4%	31.1%					250	340

Pharmaceuticals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Profit	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886	$3,108	$5,994					16%	18%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	102	102	96	58	154					—	—
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—	—	—					-100%	-100%

Subtotal	16	13	29	17	46	133	179	96	58	154					*	*

Gross Profit Excluding Specified Items	$2,434	$2,691	$5,125	$2,732	$7,857	$3,089	$10,946	$2,982	$3,166	$6,148					18%	20%

Pharmaceuticals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Earnings Before Minority Interest and Income Taxes	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,229	$1,220	$2,449					21%	34%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	110	110	98	59	157					—	—
Upfront and milestone payments and acquired in-process research and development	80	17	97	60	157	235	392	20	63	83					*	-14%
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—	—	—					-100%	-100%

Subtotal	96	30	126	77	203	376	579	118	122	240					*	90%

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$921	$1,035	$1,956	$1,054	$3,010	$1,040	$4,050	$1,347	$1,342	$2,689					30%	37%

*	In Excess of +/- 200%
**	There are no specified items relating to Nutritionals in 2007 and the first quarter of 2008. In the second quarter of 2008 specified items for the Nutritionals segment are not material and do not have an impact on Gross Margin or Earnings Before Minority Interest and Income Taxes.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$4,063	$4,471	$8,534	$4,601	$13,135	$5,058	$18,193	$4,891	$5,203	$10,094					16%	18%

PHARMACEUTICALS	3,457	3,851	7,308	3,926	11,234	4,388	15,622	4,188	4,475	8,663					16%	19%

Cardiovascular	1,475	1,763	3,238	1,793	5,031	1,938	6,969	1,824	1,927	3,751					9%	16%
Plavix	938	1,189	2,127	1,254	3,381	1,374	4,755	1,308	1,387	2,695					17%	27%
Avapro/ Avalide	270	297	567	309	876	328	1,204	305	335	640					13%	13%
Pravachol	135	132	267	86	353	90	443	73	69	142					-48%	-47%

Virology	590	608	1,198	647	1,845	752	2,597	734	791	1,525					30%	27%
Reyataz	263	254	517	273	790	334	1,124	297	324	621					28%	20%
Sustiva Franchise (a)	226	233	459	237	696	260	956	273	282	555					21%	21%
Baraclude	45	59	104	72	176	99	275	108	136	244					131%	135%

Oncology	355	360	715	402	1,117	445	1,562	436	474	910					32%	27%
Erbitux	160	162	322	185	507	185	692	187	196	383					21%	19%
Taxol	111	95	206	102	308	114	422	94	101	195					6%	-5%
Sprycel	21	35	56	46	102	56	158	66	76	142					117%	154%
Ixempra	—	—	—	—	—	15	15	25	26	51					—	—

Affective (Psychiatric) Disorders	408	458	866	467	1,333	511	1,844	498	575	1,073					26%	24%
Abilify (b)	366	412	778	420	1,198	462	1,660	454	529	983					28%	26%

Immunoscience	41	55	96	60	156	75	231	87	106	193					93%	101%
Orencia	41	55	96	60	156	75	231	87	106	193					93%	101%

NUTRITIONALS	606	620	1,226	675	1,901	670	2,571	703	728	1,431					17%	17%
Enfamil	254	267	521	281	802	280	1,082	290	287	577					7%	11%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,282	$2,583	$4,865	$2,683	$7,548	$2,874	$10,422	$2,823	$2,966	$5,789					15%	19%
PHARMACEUTICALS	1,944	2,243	4,187	2,302	6,489	2,503	8,992	2,459	2,625	5,084					17%	21%

Cardiovascular	1,045	1,279	2,324	1,316	3,640	1,426	5,066	1,367	1,437	2,804					12%	21%
Plavix	787	1,015	1,802	1,080	2,882	1,178	4,060	1,139	1,207	2,346					19%	30%	11%	37%
Avapro/ Avalide	163	170	333	176	509	183	692	174	184	358					8%	8%	-8%	-7%
Pravachol	57	47	104	17	121	18	139	15	10	25					-79%	-76%	-83%	-82%

Virology	319	323	642	328	970	371	1,341	378	376	754					16%	17%
Reyataz	143	138	281	141	422	165	587	160	159	319					15%	14%	13%	12%
Sustiva Franchise (a)	144	147	291	151	442	162	604	175	171	346					16%	19%	13%	14%
Baraclude	17	20	37	22	59	29	88	29	35	64					75%	73%	60%	60%

Oncology	182	187	369	208	577	230	807	237	254	491					36%	33%
Erbitux	158	160	318	183	501	182	683	185	193	378					21%	19%	N/A	N/A
Taxol	4	4	8	1	9	5	14	—	3	3					-25%	-63%	N/A	N/A
Sprycel	10	14	24	17	41	17	58	20	21	41					50%	71%	44%	50%
Ixempra	—	—	—	—	—	15	15	25	26	51					—	—	N/A	N/A

Affective (Psychiatric) Disorders	305	333	638	346	984	373	1,357	359	413	772					24%	21%
Abilify (b)	293	322	615	329	944	361	1,305	348	403	751					25%	22%	19%	17%

Immunoscience	40	53	93	57	150	66	216	73	87	160					64%	72%
Orencia	40	53	93	57	150	66	216	73	87	160					64%	72%	N/A	N/A

NUTRITIONALS	274	275	549	304	853	275	1,128	288	273	561					-1%	2%
Enfamil	171	177	348	195	543	179	722	183	175	358					-1%	3%	N/A	N/A

**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
***	The estimated total U.S. prescription change for the retail and mail order channels are calculated based on Next-Generation Prescription Services (NGPS) data on a weighted-average basis. NGPS data is provided by IMS Health, a supplier of market research for the pharmaceutical industry. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying NGPS mail order prescription data by a factor that approximates three and adding to this the NGPS retail prescriptions.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$1,781	$1,888	$3,669	$1,918	$5,587	$2,184	$7,771	$2,144	$2,237	$4,305					18%	17%
PHARMACEUTICALS	1,513	1,608	3,121	1,624	4,745	1,885	6,630	1,729	1,850	3,579					15%	15%

Cardiovascular	430	484	914	477	1,391	512	1,903	457	490	947					1%	4%
Plavix	151	174	325	174	499	196	695	169	180	349					3%	7%
Avapro/ Avalide	107	127	234	133	367	145	512	131	151	282					19%	21%
Pravachol	78	85	163	69	232	72	304	58	59	117					-31%	-28%

Virology	271	285	556	319	875	381	1,256	356	415	771					46%	39%
Reyataz	120	116	236	132	368	169	537	137	165	302					42%	28%
Sustiva Franchise (a)	82	86	168	86	254	98	352	98	111	209					29%	24%
Baraclude	28	39	67	50	117	70	187	79	101	180					159%	169%

Oncology	173	173	346	194	540	215	755	199	220	419					27%	21%
Erbitux	2	2	4	2	6	3	9	2	3	5					50%	25%
Taxol	107	91	198	101	299	109	408	94	98	192					8%	-3%
Sprycel	11	21	32	29	61	39	100	46	55	101					162%	*
Ixempra	—	—	—	—	—	—	—	—	—	—					—	—

Affective (Psychiatric) Disorders	103	125	228	121	349	138	487	139	162	301					30%	32%
Abilify (b)	73	90	163	91	254	101	355	106	126	232					40%	42%

Immunoscience	1	2	3	3	6	9	15	14	19	33					*	*
Orencia	1	2	3	3	6	9	15	14	19	33					*	*

NUTRITIONALS	332	345	677	371	1,048	395	1,443	415	455	870					32%	29%
Enfamil	83	90	173	86	259	101	360	107	112	219					24%	27%

*	In excess of +/- 200%
**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

(Unaudited, amounts in millions except per share data)

	Q1 2007
	GAAP	Specified Items	Non GAAP
Net Sales	$4,063	—	$4,063
Cost of products sold	1,266	(16)	1,250

Gross profit	2,797	16	2,813

Marketing, selling and administrative	1,052	—	1,052
Advertising and product promotion	258	—	258

Total SGA	1,310		1,310

Research and development	781	(80)	701
Provision for restructuring, net	37	(37)	—
Equity in net income of affiliates	(126)	—	(126)
Other expense, net	22	—	22

Earnings from Continuing Operations Before Minority Interest & Taxes	$733	133	$906

Provision for income taxes	40	79	119
Minority Interest, net of taxes	141	—	141

Net Earnings - Continuing Operations	$592	54	$646

Interest expense on conversion of convertible debt bonds, net of tax	9		9

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$601	54	$655

Average Common Shares Outstanding - Diluted	1,997		1,997
Diluted Earnings per Common Share - Continuing Operations	$0.30	0.03	$0.33

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2007

(Unaudited, amounts in millions except per share data)

	Q2 2007
	GAAP	Specified Items*	Non GAAP
Net Sales	$4,471	—	$4,471
Cost of products sold	1,408	(13)	1,395

Gross profit	3,063	13	3,076
Gross margin as a % of sales	68.5%	0.3%	68.8%

Marketing, selling and administrative	1,103	—	1,103
Advertising and product promotion	354	—	354

Total SGA	1,457		1,457
SG&A as a % of sales	32.6%	—	32.6%

Research and development	755	(17)	738
R&D as a % of sales	16.9%	(0.4)%	16.5%

Provision for restructuring, net	7	(7)	—
Litigation expense, net	14	(14)	—
Gain on sale of product assets	(26)	26	—
Equity in net income of affiliates	(128)	—	(128)
Other income, net	(1)	—	(1)

Earnings from Continuing Operations Before Minority Interest & Taxes	$985	25	$1,010

Provision for income taxes	203	5	208
Minority Interest, net of taxes	194	—	194

Net Earnings - Continuing Operations	$588	20	$608

Interest expense on conversion of convertible debt bonds, net of tax	9		9

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$597	20	$617

Average Common Shares Outstanding - Diluted	2,006		2,006
Diluted Earnings per Common Share - Continuing Operations	$0.30	0.01	$0.31

Net Earnings - Continuing Operations as a % of sales	13.2%	0.4%	13.6%

Effective Tax Rate	20.6%	—	20.6%

*	Please refer to the Specified Items QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

(Unaudited, amounts in millions except per share data)

	Q3 2007
	GAAP	Specified Items	Non GAAP
Net Sales	$4,601	—	$4,601
Cost of products sold	1,478	(17)	1,461

Gross profit	3,123	17	3,140

Marketing, selling and administrative	1,105	—	1,105
Advertising and product promotion	338	—	338

Total SGA	1,443		1,443

Research and development	802	(60)	742
Gain on sale of product assets	(247)	247	—
Equity in net income of affiliates	(139)	—	(139)
Other expense, net	8	6	14

Earnings from Continuing Operations Before Minority Interest & Taxes	$1,256	(176)	$1,080

Provision for income taxes	292	(82)	210
Minority Interest, net of taxes	211	—	211

Net Earnings - Continuing Operations	$753	(94)	$659

Interest expense on conversion of convertible debt bonds, net of tax	10		10

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$763	$(94)	$669

Average Common Shares Outstanding - Diluted	2,012		2,012
Diluted Earnings per Common Share - Continuing Operations	$0.38	(0.05)	$0.33

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2007

(Unaudited, amounts in millions except per share data)

	Q4 2007
	GAAP	Specified Items	Non GAAP
Net Sales	$5,058	—	$5,058
Cost of products sold	1,717	(133)	1,584

Gross profit	3,341	133	3,474

Marketing, selling and administrative	1,256	(13)	1,243
Advertising and product promotion	465	—	465

Total SGA	1,721	(13)	1,708

Research and development	889	(5)	884
Acquired in-process research and development	230	(230)	—
Provision for restructuring, net	139	(139)	—
Equity in net income of affiliates	(131)	—	(131)
Other expense, net	322	(337)	(15)

Earnings from Continuing Operations Before Minority Interest & Taxes	$171	857	$1,028

Provision for income taxes	146	70	216
Minority Interest, net of taxes	217	—	217

Net Loss - Continuing Operations	$(192)	787	$595

Interest expense on conversion of convertible debt bonds, net of tax	—		10

Net Loss used for diluted earnings per common share calculation - Continuing Operations	$(192)	$787	$605

Average Common Shares Outstanding - Diluted	1,975		2,014
Diluted Loss per Common Share - Continuing Operations	$(0.10)	0.40	$0.30

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

(Unaudited, amounts in millions except per share data)

	Full Year 2007
	GAAP	Specified Items	Non GAAP
Net Sales	$18,193	—	$18,193
Cost of products sold	5,869	(179)	5,690

Gross profit	12,324	179	12,503

Marketing, selling and administrative	4,516	(13)	4,503
Advertising and product promotion	1,415	—	1,415

Total SGA	5,931	(13)	5,918

Research and development	3,227	(162)	3,065
Acquired in-process research and development	230	(230)	—
Provision for restructuring, net	183	(183)	—
Litigation expense, net	14	(14)	—
Gain on sale of product assets	(273)	273	—
Equity in net income of affiliates	(524)	—	(524)
Other expense, net	351	(331)	20

Earnings from Continuing Operations Before Minority Interest & Taxes	$3,185	839	$4,024

Provision for income taxes	681	72	753
Minority Interest, net of taxes	763	—	763

Net Earnings - Continuing Operations	$1,741	767	$2,508

Interest expense on conversion of convertible debt bonds, net of tax	—		38

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$1,741	767	$2,546

Average Common Shares Outstanding - Diluted	1,980		2,009
Diluted Earnings per Common Share - Continuing Operations	$0.88	0.39	$1.27

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2008

(Unaudited, amounts in millions except per share data)

	Q1 2008
	GAAP	Specified Items	Non GAAP
Net Sales	$4,891	—	$4,891
Cost of products sold	1,570	(96)	1,474

Gross profit	3,321	96	3,417

Marketing, selling and administrative	1,134	(15)	1,119
Advertising and product promotion	319	—	319

Total SGA	1,453	(15)	1,438

Research and development	782	(20)	762
Provision for restructuring, net	11	(11)	—
Equity in net income of affiliates	(164)	—	(164)
Other expense, net	32	(32)	—

Earnings from Continuing Operations Before Minority Interest & Taxes	$1,207	174	$1,381

Provision for income taxes	330	33	363
Minority Interest, net of taxes	230	—	230

Net Earnings - Continuing Operations	$647	141	$788

Interest expense on conversion of convertible debt bonds, net of tax	8		8

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$655	141	$796

Average Common Shares Outstanding - Diluted	2,008		2,008
Diluted Earnings per Common Share - Continuing Operations	$0.32	0.07	$0.39

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2008

(Unaudited, amounts in millions except per share data)

	Q2 2008
	GAAP	Specified Items*	Non GAAP
Net Sales	$5,203	—	$5,203
Cost of products sold	1,670	(58)	1,612

Gross profit	3,533	58	3,591

Gross margin as a % of sales	67.9%	1.1%	69.0%

Marketing, selling and administrative	1,165	(22)	1,143
Advertising and product promotion	420	—	420

Total SGA	1,585	(22)	1,563

SG&A as a % of sales	30.5%	(0.5)%	30.0%

Research and development	826	(31)	795

R&D as a % of sales	15.9%	(0.6)%	15.3%

Acquired in-process research and development	32	(32)	—
Provision for restructuring, net	30	(30)	—
Litigation expense, net	2	(2)	—
Equity in net income of affiliates	(150)	—	(150)
Other (income)/expense, net	(13)	2	(11)

Earnings from Continuing Operations Before Minority Interest & Taxes	$1,221	173	$1,394

Provision for income taxes	258	34	292
Minority Interest, net of taxes	241	—	241

Net Earnings - Continuing Operations	$722	139	$861

Interest expense on conversion of convertible debt bonds, net of tax	4		4

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$726	$139	$865

Average Common Shares Outstanding - Diluted	2,008		2,008
Diluted Earnings per Common Share - Continuing Operations	$0.36	0.07	$0.43

Net Earnings - Continuing Operations as a % of sales	13.9%	2.6%	16.5%

Effective Tax Rate	21.1%	(0.2)%	20.9%

*	Please refer to the Specified Items QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(Unaudited, amounts in millions except per share data)

	JUNE YTD 2008
	GAAP	Specified Items*	Non GAAP
Net Sales	$10,094	—	$10,094
Cost of products sold	3,240	(154)	3,086

Gross profit	6,854	154	7,008

Gross margin as a % of sales	67.9%	1.5%	69.4%

Marketing, selling and administrative	2,299	(37)	2,262
Advertising and product promotion	739	—	739

Total SGA	3,038	(37)	3,001

Research and development	1,608	(51)	1,557
Acquired in-process research and development	32	(32)	—
Provision for restructuring, net	41	(41)	—
Litigation expense, net	2	(2)	—
Equity in net income of affiliates	(314)	—	(314)
Other (income)/expense, net	19	(30)	(11)

Earnings from Continuing Operations Before Minority Interest & Taxes	$2,428	347	$2,775

Provision for income taxes	588	67	655
Minority Interest, net of taxes	471	—	471

Net Earnings - Continuing Operations	$1,369	280	$1,649

Interest expense on conversion of convertible debt bonds, net of tax	12		12

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$1,381	$280	$1,661

Average Common Shares Outstanding - Diluted	2,007		2,007
Diluted Earnings per Common Share - Continuing Operations	$0.69	0.14	$0.83

Effective Tax Rate	24.2%	(0.6)%	23.6%

*	Please refer to the Specified Items YTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED JUNE 30, 2008 AND 2007

($ in millions)

Three months ended June 30, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$30	$—	$—	$30
Accelerated depreciation and other shutdown costs	58	—	—	—	—	—	58
Process standardization implementation costs	—	21	—	—	—	—	21

	58	21	—	30	—	—	109

Litigation Matters:
Litigation settlement	—	—	—	—	2	—	2

Other:
Mead Johnson Nutritionals charges	—	1	—	—	—	—	1
Upfront and milestone payments	—	—	31	—	—	—	31
Acquired in-process research and development	—	—	32	—	—	—	32
Auction rate securities impairment	—	—	—	—	—	(2)	(2)

	$58	$22	$63	$30	$2	$(2)	173

Income taxes on items above							(34)

(Increase)/Decrease to Net Earnings from Continuing Operations							$139

Three months ended June 30, 2007

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of product assets	Total
Litigation Matters:
Litigation settlement	$—	$—	$—	$14	$—	$14

Other:
Upfront and milestone payments	—	17	—	—	—	17
Accelerated depreciation	13	—	—	—	—	13
Downsizing and streamlining of worldwide operations	—	—	7	—	—	7
Gain on sale of product assets	—	—	—	—	(26)	(26)

	$13	$17	$7	$14	$(26)	25

Income taxes on items above						(5)

(Increase)/Decrease to Net Earnings from Continuing Operations						$20

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007

($ in millions)

Six months ended June 30, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$41	$—	$—	$41
Accelerated depreciation and other shutdown costs	154	—	—	—	—	—	154
Process standardization implementation costs	—	36	—	—	—	—	36
Gain on sales and leaseback of properties	—	—	—	—	—	(9)	(9)

	154	36	—	41	—	(9)	222

Litigation Matters:
Litigation settlement	—	—	—	—	2	—	2

Other:
Mead Johnson Nutritionals charges	—	1	—	—	—	—	1
Product liability	—	—	—	—	—	16	16
Upfront and milestone payments	—	—	51	—	—	—	51
Acquired in-process research and development	—	—	32	—	—	—	32
Auction rate securities impairment	—	—	—	—	—	23	23

	$154	$37	$83	$41	$2	$30	347

Income taxes on items above							(67)

(Increase)/Decrease to Net Earnings from Continuing Operations							$280

Six months ended June 30, 2007

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of product assets	Total
Litigation Matters:
Litigation settlement	$—	$—	$—	$14	$—	$14

Other:
Upfront and milestone payments	—	97	—	—	—	97
Downsizing and streamlining of worldwide operations	—	—	44	—	—	44
Accelerated depreciation	29	—	—	—	—	29
Gain on sale of product assets	—	—	—	—	(26)	(26)

	$29	$97	$44	$14	$(26)	158

Income taxes on items above						(45)
Change in estimate for taxes on a prior year specified item						(39)

(Increase)/Decrease to Net Earnings from Continuing Operations						$74

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Cash, cash equivalents and marketable debt securities	$4,012	$4,646	$3,582	$2,225	$2,637	$4,402
Short-term borrowings	241	256	1,879	1,891	1,781	1,799
Long-term debt	7,132	6,978	4,248	4,381	4,660	6,021

Net debt	$3,361	$2,588	$2,545	$4,047	$3,804	$3,418

Receivables, net of allowances	$3,381	$3,632	$3,704	$4,240	$4,541	$4,469

Stockholders’ equity	10,261	10,762	11,153	10,562	10,561	10,778

Capital expenditures and capitalized software (for the quarter ended)	202	206	185	248	250	232

BRISTOL-MYERS SQUIBB COMPANY

2008 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2008
Projected Diluted Earnings per Common Share	$1.36 to $1.46
Projected Specified Items:
Productivity Transformation Initiative	0.17
Upfront and milestone payments	0.03
Acquired in-process research and development	0.02
Auction rate securities impairment	0.01
Product Liability	0.01

Total	0.24

Projected Diluted Earnings per Common Share Excluding Specified Items	$1.60 to $1.70

Gross Margin/Research and Development/Marketing, Selling and Administrative/Tax Rate Projections Excluding Specified Items

Gross margin on a GAAP basis for the six months ended June 30, 2008 was 67.9%, which included specified items of $154 million and had a 1.5% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the six months ended June 30, 2008 gross margin was 69.4%. On a non-GAAP basis, based on historical trends in 2007 and for the six months ended June 30, 2008 the Company projects gross margin for the full year 2008 to be essentially flat compared to 2007, and continued improvement in its pharmaceutical margins for 2008 to 2010 driven by rationalization of its manufacturing network. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation—June YTD tab.

Research and development expenses on a GAAP basis for the six months ended June 30, 2008 were $1,640 million, which included specified items of $83 million. On a non-GAAP basis, for the six months ended June 30, 2008 research and development expenses were $1,557 million. On a non-GAAP basis, based on historical trends in 2007 and for the six months ended June 30, 2008 the Company projects research and development expenses for the full year 2008 to increase in the mid single digit range compared to 2007. The Company projects 2008 to 2010 growth to also be in the mid single digit range. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation—June YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the six months ended June 30, 2008 were $2,299 million, which included specified items of $37 million. On a non-GAAP basis, for the six months ended June 30, 2008 marketing, selling and administrative expenses were $2,262 million. On a non-GAAP basis, based on historical trends in 2007 and for the six months ended June 30, 2008 the Company projects marketing, selling and administrative expenses, for the full year 2008 to be flat compared to 2007, and remain flat from 2008 to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation—June YTD tab

The effective tax rate on a GAAP basis for the six months ended June 30, 2008 was 24.2%, which included specified items of $67 million in the tax provision, and had a 0.6% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the six months ended June 30, 2008 effective tax rate was 23.6%. On a non-GAAP basis, based on historical trends in 2007 and for the six months ended June 30, 2008 the Company projects effective tax rate for the full year 2008 to increase to approximately 24%. The Company projects the effective tax rate for 2009 and 2010 to increase from 2008 levels. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation—June YTD tab.

The GAAP results for the full year 2008 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative is expected to generate approximately $1.5 billion in cost reductions and avoidance on a pre-tax basis versus the company’s previous strategic plan for 2010. Costs associated with the implementation of the Productivity Transformation Initiative are estimated to be between $0.9 billion to $1.1 billion on a pre-tax basis, with approximately $500 million expected to be incurred in 2008. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2008 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Second Quarter of 2008, July 24, 2008, including “2008 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007 without rebasing 2007 for the agreement to sell the ConvaTec business. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.